Statements of Net Assets Available for Benefits - EBP 001 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments:
Plan interest in the PepsiCo, Inc. Defined Contribution Plans Master Trust	$ 16,371,702	$ 14,599,872
Receivables:
Participant contributions	902	14
Employer contributions	6,726	27,169
Notes receivable from participants	328,171	309,896
Total receivables	335,799	337,079
Liabilities
Participant contribution payable	186	69
Net Assets Available for Benefits	$ 16,707,315	$ 14,936,882